LEASES	12 Months Ended
Dec. 31, 2023
LEASES [Abstract]
LEASES
13.	LEASES

The Group occupies most of its office premises and certain mining datacenter under lease arrangements, which generally have an initial lease term between one and a half years to 30 years. Lease contracts are typically made for fixed periods but may have extension options. The Group accounts for lease and non-lease components separately, where the non-lease component is charged to expenses as they incur. Any extension options in these leases have not been included in the lease liabilities unless the Group is reasonably certain to exercise the extension option. In addition, periods after termination options are only included in the lease term if the lease is reasonably certain not to be terminated. The Group does not have an option to purchase these leased assets at the expiration of the lease periods.

The consolidated statements of financial position show the following amounts relating to the right-of-use assets:

	At December 31,
In thousands of USD	2023	2022
Right-of-use assets
- Land and buildings	58,626	60,082
Investment properties
- Leasehold land	5,314	5,547

Addition to the right-of-use assets and investment properties of leasehold land, including the increase in the right-of-use assets and investment properties of leasehold land as a result of lease modification, for the years ended December 31, 2023, 2022 and 2021 was approximately US$5.1 million, US$7.3 million and US$47.2 million, respectively. In addition, approximately US$4.8 million of investment properties of leasehold land for the years ended December 31, 2022 was acquired as a result of the acquisition of AFH (See Note 5), the balance of the underlying right-of-use asset was included in investment properties. See Note 12.

The Group has an obligation to complete the site restoration of its leased land held by AFH in Singapore in relation to the Group’s acquisition of AFH in July 2022 (See Note 5). The provision for the site restoration is updated annually.

The following table represents the movement of the restoration provision:

In thousands of USD
Restoration provision at December 31, 2021	-
Recognition through asset acquisition	1,343
Change in provision	-
Restoration provision at December 31, 2022	1,343
Change in provision	-
Exchange adjustments	20
Restoration provision at December 31, 2023	1,363

The consolidated statements of financial position show the following amounts relating to the lease liabilities:

	At December 31,
In thousands of USD	2023	2022
Lease liabilities mature within 12 months	5,288	4,973
Lease liabilities mature over 12 months	64,923	65,452
Total lease liabilities *	70,211	70,425

*
Lease liabilities in amount of approximately US$4.6 million and US$4.7 million was related to the leasehold land included in the investment properties as of December 31, 2023 and 2022, respectively. See Note 12.

Amounts recognized in profit or loss:

	Years ended December 31,
In thousands of USD	2023	2022	2021
Depreciation expense of right-of-use assets	6,624	5,371	4,636
Gain on lease modification	-	-	(205)
Interest expense *	2,605	2,425	1,217
Expenses relating to variable payment leases	224	639	610
Expenses relating to short-term leases	286	527	351
Total	9,739	8,962	6,609

*
The interest expense includes the amount related to the leasehold land included in the investment properties for the years ended December 31, 2023, 2022 and 2021 of approximately US$0.2 million, US$0.1 million and nil, respectively. See Note 12.

The total cash outflow for leases, including the capital element of lease rentals paid and interests paid on leases for the years ended December 31, 2023, 2022 and 2021 was approximately US$7.8 million, US$6.3 million and US$5.4 million, respectively.